UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2008

National Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12629	36-4128138
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

120 Broadway, 27th Floor, New York, NY 10271
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (212) 417-8000
_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     On October 14, 2008, National Holdings Corporation (the “Company”), upon the recommendation and approval of its Audit Committee, elected to dismiss Marcum & Kliegman, LLP (“Marcum & Kliegman”) as the Company’s independent registered public accounting firm.

     The reports of Marcum & Kliegman on the Company’s financial statements for the fiscal years ended September 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

     During the fiscal years ended September 30, 2007 and 2006, and through October 14, 2008, there were no disagreements with Marcum & Kliegman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Marcum & Kliegman’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

     During the fiscal years ended September 30, 2007 and 2006, and through October 14, 2008, there have been no “reportable” events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

     On October 14, 2008, the Audit Committee of the Board of Directors of the Company approved the appointment Sherb & Co., LLP (“Sherb & Co.”) as the Company’s independent registered public accounting firm. During the Company’s fiscal years ended September 30, 2007 and 2006 and through October 14, 2008, no one acting on behalf of the Company has consulted Sherb & Co. regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event, as defined in Item 304(a) of Regulation S-K.

     The Company has furnished to Marcum & Kliegman the statements in this Item 4.01. Attached as Exhibit 16.1 to Form 8-K is Marcum & Kliegman’s letter to the Securities and Exchange Commission, dated October 16, 2008 regarding these statements.

     Sherb & Co. was previously the independent certified public accounts of vFinance, Inc. prior to its July 1, 2008 merger with the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1 Letter from Marcum & Kliegman LLP, dated October16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HOLDINGS CORPORATION
(Registrant)

Date: October 17, 2008	By: /S/ MARK GOLDWASSER
Mark Goldwasser
Chief Executive Officer